Exhibit 99.6

Form No. 5

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company
	)	CHAPTER 11
	)	Case No. 01-25010
)
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending January 31, 2004

FINANCIAL BACKGROUND INFORMATION

1.	ACCOUNTING BASIS:	Cash ☐ Accrual ☒

2.

PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854
(301) 610-4300

3.	EMPLOYEE INFORMATION:

Number of employees paid this period:	0
Current number of employees:	0
Gross monthly payroll:
Officers, directors, and principals	0
Other employees	0
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO	☐
Exceptions:

4.	Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes / No If yes, explain: No.

5.	Are all BUSINESS LICENSES or BONDS current?	YES

6.	PRE-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$—
B. Collections (1)	$—
C. BCI withholding	$—
D. Offsets/credits - reinstatement	$—
E. Ending Balance	$—

(1) Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company.  Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.  Other receivables of Licensing collected by Operating Company are transferred via intercompany upon receipt of any monies.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT OT MATERIAL CHANGE

7.	POST-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$454,420
B. Incurred this Period	$638,320
C. Collected this Period (1)	$(172,808)
D. Via intercompany	$(481,770)
E. Offsets/credits -reinstatement	$—
F. Ending Balance	$438,161

Ending Balance Aging (2):

0-30 Days:	$156,549
31-60 Days:	$159,593
Over 60 Days:	122,020

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.   Not Applicable

(1)  Receivables of Startec Global Licensing Company are billed and/or collected by Startec Global Operating Company.  Receivables billed by Startec Global Operating Company are collected directly by that company and are included in its aged receivables.  Other receivables of Licensing collected by Operating Company are transferred via intercompany upon receipt of any monies.

(2) See aging attached to Form 6.

8.	POST-PETITION ACCOUNTS PAYABLE:

A. Beginning Balance (previous month’s ending balance)	$—
B. Incurred this Period
C. Pay this Period	$—
D. Ending Balance (A plus B minus C)	$—

Ending Balance Aging:

0-30 Days:	$
31-60 Days	$
Over 60 Days:

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - Not applicable

9.	TAXES: Are all taxes being paid to the proper taxing authorities when due? NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending January 31, 2004.

10.	BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11.	Are all BOOKS AND RECORDS of the debtor being maintained monthly and are all current? YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2004	*
	Fire	10/1/2004	*
	D&O Insurance	10/31/2004	*
	Liability	10/1/2004	*
	Workers Comp.	10/1/2004	*

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.	ACTIONS OF DEBTOR: During the last month, did the Debtor:

(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

If yes, explain:

OR consent to relief from the automatic stay (S362)? NO
(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES
If no, explain:

14.

TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?    NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: None

Type of Motion	Brief Description of Asset	Projected Income
$

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15.	PAYMENTS TO SECURED CREDITORS during Reporting Period: None

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
		$	/ /
		$	/ /

16.	PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period: None

Professional	Service	Projected Income
$

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.	QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	None
Month 2 (current quarter)	None
Month 3 (current quarter)	None
Total	None

18.	VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	March 5, 2004	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road Potomac, MD 20854
		Telephone:	(301) 610-4300

Form No. 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company	)	CHAPTER 11
	)	Case No. 01-25010
)

MONTHLY OPERATING REPORT

INCOME STATEMENT

(Business Debtor, Accrual Basis)

For the Month Ended January 31, 2004

(All figures refer to post-petition transactions)

	This Month		Year to Date
A. TOTAL SALES/INCOME	$	$567,128		$567,128
COST OF SALES:
Purchases of Inventory	$
Purchased Services	$	$454,172		$454,172
B. SUBTOTAL Cost of Sales	- $	$454,172	- $	$454,172
C. GROSS PROFIT (A - B)	= $	$112,956	= $	$112,956
OPERATING EXPENSES:
Advertising / Marketing	$	$70,134	$	$70,134
Interest	$		$	$—
Professional Fees/ US Trustee Fee (Atty. Acct.)	$	$250	$	$250
Taxes (Other)	$	$—	$	$—
Prior period adjustment	$		$	$—
Allocated G&A from affiliate	$	$289,905	$	$289,905
Fees and offsets	$	$66,763	$	$66,763
	$		$
	$		$
D. SUBTOTAL Operating Expenses	-$	$427,052	-$	$427,052
E. PROFIT/LOSS FROM OPERATION (C-D)	=$	$(314,096)	=$	$(314,096)
Other Income (Expenses)
Interest	$		$	$—
	$		$
	$		$
F. SUBTOTAL Other Income (Expenses)	=$	$—	=$	$—
G. Income Tax Expense	$		$
H. NET INCOME (LOSS) (E+F-G)	$	$(314,096)	$	$(314,096)

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25010 Debtor: Startec Global Licensing Company

SCHEDULE AR (Accounts Receivable)

As of January 31, 2004

(List Post-Petition Receivables Only) (1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Retail customers	$438,161.01	Daily	159,592.75	122,019.55

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form. Detailed aging available upon request.

Case Number 01-25010 Debtor: Startec Global Licensing Company

SCHEDULE AP (Accounts Payable)

As of January 31, 2004

(List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR - NO TRADE PAYABLES

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Form No. 10

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Licensing Company	)	CHAPTER 11
	)	Case No.01-25010 DK
)

BALANCE SHEET

As of January 31, 2004

	Asset	Total
Current Assets:
Cash	$—
Pre-Petition Acct. Receivables	$—
Post-Petition Acct. Receivables	$438,161
Allowance for Doubtful Accounts	$(190,851)
Receivables from Affiliates	$4,547,994
Notes Receivables Stocks
Inventory
Other Current Assets:
A. SUBTOTAL Current Assets		$4,795,304
Fixed Assets:
Land
Building
Equipment, Furniture & Fixtures
Less: Accumulated Depreciation
B. SUBTOTAL Fixed Assets		$—
Other Assets: (Identify)

C. SUBTOTAL Other Assets		$—
D. TOTAL ASSETS (A+B+C)		$4,795,304

	Liability	Total
Post-Petition Liabilities:
Accounts Payable
Accrued Expenses	237,110
Rent and Leases Payable
Taxes Payable
Accrued interest
Other
E. SUBTOTAL Post-Petition Liabilities		$237,110
Pre-Petition Liabilities:
Priority Claims
Secured Debts (1)	$10,698,555
Unsecured Debts	$25,739
F. SUBTOTAL Pre-Petition Liabilities		$10,724,294
Stockholders’ Equity (Deficit):
Common Stock
Additional Paid-in Capital
Retained Earnings (deficit):
Pre-Petition	$(4,852,296)
Post-Petition (2)	$(1,313,804)
G. SUBTOTAL Stockholders’ Equity		$(6,166,100)
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$4,795,304

(1)  Startec Global Licensing Company and Startec Global Operating Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors and this amount reflects the division.

(2)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.The Company will restate its Monthly Operating Report for the months ending December 31, 2001, December 31, 2002 and December 31, 2003 after the audits for the years ending December 31, 2001,  December 31, 2002 and December 31, 2003, have been completed.